SUPPLEMENT TO PROSPECTUS
                           DATED NOVEMBER 1, 2003 FOR
                           THE HIRTLE CALLAGHAN TRUST

                 THE DATE OF THIS SUPPLEMENT IS JANUARY 1, 2004


THE FIXED INCOME PORTFOLIO. Pursuant to the terms of a Portfolio Management Agreement with the Trust, The Fixed Income Portfolio currently pays Deutsche Asset Management, Inc. ("DeAM") a portfolio management fee of 0.255% of the Portfolio's average daily net assets. DeAM has agreed to amend this Portfolio Management Agreement to reduce the fee specified in this agreement to 0.200% and the Board of Trustees is expected formally to approve such amendments at its next regularly scheduled meeting. Pending such approval, DeAM has agreed to accept, as compensation for its services under this agreement, a fee of 0.200% of the Portfolio's average daily net assets. DeAM's fee waiver is effective with respect to services rendered by DeAM on or after January 1, 2004.

The following expense information reflects DeAM's reduction in fees:

SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................  None
Maximum Redemption Fee......................  None

ANNUAL OPERATING EXPENSES
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

MANAGEMENT FEES.............................  0.25%
OTHER EXPENSES..............................  0.13%
TOTAL PORTFOLIO OPERATING EXPENSES..........  0.38%


Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


          1  Year...............  $ 39
          3  Years..............  $122
          5  Years..............  $213
          10 Years..............  $480